Scout SM
Capital
Preservation
Fund


A no-load mutual fund
that seeks long-term capital
growth by investing in
companies whose earnings
or tangible assets are
expected to outpace
inflation.


Quarterly Report
March 31, 1998



TO THE SHAREHOLDERS

The Scout Capital Preservation Fund was approved by the Securities and Exchange Commission on February 23, 1998.

The goal of the Fund is to outpace commodity or raw material inflation over the long-term through investments in commons stocks of companies whose business is related to the production and distribution of raw materials. These investments may be in domestic or foreign securities.

The Fund's initial investments can be divided into five sectors: gold, water, oil, farming and timber. The investments in gold stocks seek to take advantage of a 16-year decline in gold prices and the uncertain direction of foreign currencies. Water is often overlooked as a precious resource; our investments are in drilling, related chemicals and distribution.

The price of crude oil has dropped steeply, and the Fund has invested in stocks of oil producers. Farming investments have been made through the stocks of food processing and agriculture companies, which are expected to benefit from a relatively strong agricultural environment. Strong housing markets, low interest rates and deflationary pressures are expected to have a positive impact on the value of investments in timber-related stocks.

The Fund can work well in a balanced portfolio as a tool for further diversification and risk reduction. It is not recommended as a sole investment or as a large percentage of total assets.

Thank you for your investment in the Scout Capital Preservation Fund. We value you as a shareholder and welcome your questions and comments.

Sincerely,
/s/David R. Bagby
David R. Bagby
UMB Investment Advisors


Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC"). These shares involve investment risks, including the possible loss of the principal invested.


FINANCIAL STATEMENTS
Statement of Net Assets
March 31, 1998 (unaudited)
                                                               Market
     Shares     Company                                        Value
COMMON STOCKS - 54.30%
BASIC MATERIALS -  20.52%
        100     ASA Ltd.                                  $     2,250
        200     Barrick Gold Corp.                              4,325
        100     Deltic Timber Corp.                             2,994
        200     Georgia Pacific Corp. Timber Group              5,138
        200     Homestake Mining Co.                            2,175
        100     Nalco Chemical Co.                              4,056
        350     Placer Dome, Inc.                               4,616
         50     Rio Tinto PLC                                   2,747
        300     WMC Ltd.                                        4,069
                                                               32,370
CAPITAL GOODS - 19.16%
        400     Calgon Carbon Corp.                             4,675
        100     Deere & Co.                                     6,194
        500     Instituform Technologies, Inc., Cl. A           5,594
        500     Isco, Inc.                                      4,375
        300     Layne Christensen Co.                           4,537
	200	Valmont Industries, Inc. 			4,850
                                                               30,225
CONSUMER STAPLES - 1.71%
	200	Midwest Grain Products, Inc. 			2,700

ENERGY - 12.91%
	100	Helmerich & Payne, Inc. 			3,125
        100     Imperial Oil Ltd.                               5,656
         50     Repsol S.A.                                     2,544
        300     Union Pacific Resources Group, Inc.             7,162
         50     USX-Marathon Group                              1,881
                                                               20,368
TOTAL COMMON STOCKS - 54.30%                                   85,663

      Face                                                     Market
      Amount    Description                                    Value
REPURCHASE AGREEMENT - 47.55%
$     75,000    Northern Trust Co.,
                5.88%, due April  1, 1998
                (Collateralized by U.S. Treasury Notes,
                6.25%, due April 30, 2001)                $    75,000

TOTAL INVESTMENTS -  101.85%                              $   160,663

Other assets less liabilities - (1.85%)                       (2,932)

TOTAL NET ASSETS - 100.00%
	(equivalent to $10.24 per share;
        10,000,000 shares of $1.00 par value
	capital shares authorized;
        15,406 shares outstanding)                        $   157,731



BASIS OF DETERMINING MARKET VALUE. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques. Short-term obligations are valued at amortized cost.

This report has been prepared for the information of the Shareholders of Scout Capital Preservation Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.



Board of Directors
and Officers

Board of Directors
  Larry D. Armel
  William E. Hoffman, D.D.S.
  Eric T. Jager
  Stephen F. Rose
  Stuart Wien

Officers
  Larry D. Armel, President
  P. Bradley Adams, Vice President & Treasurer
  Michael A. Brummel, Vice President
  Martin A. Cramer, Vice President & Secretary
  John G. Dyer, Vice President
  Constance E. Martin, Vice President

Investment Counsel
  UMB Bank, n.a., Kansas City, Missouri

Auditors
  Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
  Stradley, Ronon, Stevens & Young,
  Philadelphia, Pennsylvania
  John G. Dyer, Kansas City, Missouri

Custodian
  UMB Bank, n.a., Kansas City, Missouri

Jones & Babson
Mutual Funds
P.O. Box 410498
Kansas City, MO 64141-0498
TOLL-FREE (800) 996-2862
www.umb.com


JB151A                                  5/98